     As filed with the Securities and Exchange Commission on July 31, 1998


                                             1933 Act Registration No. 2-60655
                                             1940 Act Registration No. 811-2802

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Pre-Effective Amendment No.        [   ]
                                              -----   ---

                     Post-Effective Amendment No. 37 [ X ]
                                                      ---


       REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940 [ X ]
                                                                    ---

                                Amendment No. 33
                                             ----


                           PAINEWEBBER CASHFUND, INC.
               (Exact name of registrant as specified in charter)
                          1285 Avenue of the Americas
                            New York, New York 10019
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 713-2000

                           DIANNE E. O'DONNELL, Esq.
                    Mitchell Hutchins Asset Management Inc.
                          1285 Avenue of the Americas
                            New York, New York 10019
                    (Name and address of agent for service)

                                   Copies to:

                             ELINOR W. GAMMON, Esq.
                            BENJAMIN J. HASKIN, Esq.
                 Kirkpatrick & Lockhart LLP 1800 Massachusetts
                                  Avenue, N.W.
                          Washington, D.C. 20036-1800
                           Telephone: (202) 778-9000


Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.


It is proposed that this filing will become effective:

[     ]   Immediately upon filing pursuant to Rule 485(b)
 -----
[  x  ]   On August 1, 1998 pursuant to Rule 485(b)
 -----       --------------
[     ]   60 days after filing pursuant to Rule 485(a)(1)
 -----
[     ]   On                   pursuant to Rule 485(a)(1)
 -----       -----------------
[     ]   75 days after filing pursuant to Rule 485(a)(2)
 -----
[     ]   On                   pursuant to Rule 485(a)(2)
 -----       -----------------


Title of Securities Being Registered:  Shares of Common Stock.

                           PaineWebber Cashfund, Inc.
                       Contents of Registration Statement


         This registration statement consists of the following papers and documents.

         Cover Sheet

         Contents of Registration Statement

         Cross Reference Sheets

         Part A - Prospectus

         Part B - Statement of Additional Information

         Part C - Other Information

         Signature Page

         Exhibits

                           PaineWebber Cashfund, Inc.

                        Form N-1A Cross Reference Sheet

              Part A Item No. and Caption                       Prospectus Caption
              ---------------------------                       ------------------
     1.       Cover Page                                        Cover Page
     2.       Synopsis                                          Highlights
     3.       Condensed Financial Information                   Financial Highlights; Performance Information
     4.       General Description of Registrant                 Highlights; Investment Objective and Policies;
                                                                General Information
     5.       Management of the Fund                            Management; General Information
     5A.      Management's Discussion of Fund Performance       Not Applicable
     6.       Capital Stock and other Securities                Cover Page; Dividends & Taxes; General Information
     7.       Purchase of Securities Being Offered              Purchases; Management, Valuation of Shares; General
                                                                Information
     8.       Redemption or Repurchase                          Redemptions
     9.       Pending Legal Proceedings                         Not Applicable

              Part B Item No. and Caption                       Statement of Additional Information Caption
              ---------------------------                       -------------------------------------------
    10.       Cover Page                                        Cover Page
    11.       Table of Contents                                 Table of Contents
    12.       General Information and History                   Not Applicable
    13.       Investment Objectives and Policies                Investment Policies and Restrictions
    14.       Management of the Fund                            Directors and Officers; Principal Holders of
                                                                Securities
    15.       Control Persons and Principal Holders of          Directors and Officers; Principal Holders of
              Securities                                        Securities
    16.       Investment Advisory and Other Services            Investment Advisory Services
    17.       Brokerage Allocation                              Portfolio Transactions
    18.       Capital Stock and Other Securities                Not Applicable
    19.       Purchase, Redemption and Pricing of Securities    Valuation of Shares; Additional Information Regarding
              Being Offered                                     Redemptions
    20.       Tax Status                                        Taxes
    21.       Underwriters                                      Investment Advisory Services
    22.       Calculation of Performance Data                   Calculation of Yield
    23.       Financial Statements                              Financial Statements

         Part C

                Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

--------------------------------------------------------------------------------
    PAINEWEBBER                                       AUGUST 1, 1998
    CASHFUND, INC.
    1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019


     A PROFESSIONALLY MANAGED MONEY MARKET FUND, INVESTING IN HIGH QUALITY MONEY MARKET INSTRUMENTS, DESIGNED TO PROVIDE:

/X/ Current Income
/x/ Stability of Principal
/x/ High Liquidity

This Prospectus concisely sets forth information about the Fund a prospective investor should know before investing. Please retain this Prospectus for future reference.


A Statement of Additional Information dated August 1, 1998 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission ('SEC' or 'Commission'). The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Fund, your PaineWebber Investment Executive or PaineWebber's correspondent firms or by calling toll-free 1-800-441-7756. In addition, the Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding registrants that file electronically with the Commission.


AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THESE SECURITIES HAVE NOT BEEN
APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE
COMMISSION NOR HAS
THE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF
THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.

          Table of Contents

Highlights................................  2

Financial Highlights......................  4

Investment Objective and Policies.........  5

Purchases.................................  9

Redemptions............................... 10

Valuation of Shares....................... 13

Dividends and Taxes....................... 13

Management................................ 14

Performance Information................... 15

General Information....................... 15

                           PAINEWEBBER CASHFUND, INC.
                                   HIGHLIGHTS

     See elsewhere in the Prospectus for more information on the topics discussed in these highlights.


The Fund:              PaineWebber Cashfund, Inc. ('Fund') is a professionally
                       managed, diversified no-load money market fund.

Investment Objective   Current income, stability of principal and high
  and Policies:        liquidity; invests primarily in high quality money market
                       instruments.

Total Net Assets:      Over $5.5 billion as of June 30, 1998.

Distributor and
  Investment Adviser:  PaineWebber Incorporated ('PaineWebber'). See
                       'Management.'

Sub-adviser:           Mitchell Hutchins Asset Management Inc. ('Mitchell
                       Hutchins').

Purchases:             Shares of common stock are available exclusively through
                       PaineWebber and its correspondent firms. See 'Purchases.'

Redemptions:           Shares may be redeemed through PaineWebber or its
                       correspondent firms. See 'Redemptions.'

Yield: Based on current money market rates; quoted in the financial section of most newspapers.

Dividends:             Declared daily and paid monthly. See 'Dividends and
                       Taxes.'

Reinvestment:          All dividends are automatically paid in Fund shares.

Minimum Purchase:      $1,000 for initial purchase.

Automatic Investment   Free credit cash balances in an investor's PaineWebber
  Sweep:               brokerage account of $500 or more are automatically
                       invested in Fund shares daily; $1 or more on the next to
                       last Business Day of each month.

Check Writing:         Available to qualified shareholders upon request.
                       Unlimited number of checks. Minimum amount per check:
                       $500.

Public Offering        Net asset value, which the Fund seeks to maintain at
  Price:               $1.00 per share.

     WHO SHOULD INVEST. The Fund is designed for investors seeking safety, liquidity and current income. The Fund provides a convenient means for investors to enjoy current income at money market rates with minimal risk of fluctuation of principal.


     RISK FACTORS. There can be no assurance that the Fund will achieve its investment objective. While the types of money market instruments in which the Fund invests generally are considered to have low risk of loss to principal or interest, these securities are not completely risk free. The Fund may invest in U.S. dollar-denominated securities of foreign issuers, which may present a greater degree of risk than investments in securities of domestic issuers. During periods when interest rates are declining or rising, the Fund's yield will tend to lag behind prevailing short-term interest rates. See 'Investment Objective and Policies.'


     EXPENSES OF INVESTING IN THE FUND. The following tables are intended to assist investors in understanding the expenses associated with investing in the Fund.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales charge on purchases of shares.......    None
Sales charge on reinvested dividends......    None
Redemption fee or deferred sales charge...    None

                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)


Management fees...........................   0.36%
12b-1 fees................................    None
Other expenses............................   0.20%
                                             -----
Total Operating Expenses..................   0.56%
                                             -----
                                             -----


                       EXAMPLE OF EFFECT OF FUND EXPENSES

     An investor would pay directly or indirectly the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:


ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
--------   -----------   ----------   ---------
   $6          $18          $31          $70


     This Example assumes that all dividends are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the Fund's projected or actual performance.

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses of the Fund will depend upon, among other things, the level of average net assets and the extent to which the Fund incurs variable expenses, such as transfer agency costs.

PAINEWEBBER

-----------------------------
--------------------------------------------------------------------------------

                       Financial Highlights

                       The table below provides selected per share data and ratios for one share of the Fund for the periods shown.
                       This information is supplemented by the financial statements, accompanying notes and the report of Ernst &
                       Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1998, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the table appearing below insofar as it relates to each of the five years in the period ended
                       March 31, 1998, have been audited by Ernst & Young LLP, independent auditors. The Annual Report to Shareholders may be obtained without charge by calling 1-800-647-1568.
                       The information appearing below for each of the five years in the period ended March 31, 1993 also has been audited by Ernst & Young LLP, whose reports thereon were unqualified.


                                                                          FOR THE YEARS ENDED MARCH 31,
                                                          --------------------------------------------------------------
                                                             1998         1997         1996         1995         1994
                                                          ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year......................       $1.00        $1.00        $1.00        $1.00        $1.00
                                                          ----------   ----------   ----------   ----------   ----------
Net investment income...................................      0.0511       0.0482       0.0523       0.0433       0.0272
Dividends from net investment income....................     (0.0511)     (0.0482)     (0.0523)     (0.0433)     (0.0272)
                                                          ----------   ----------   ----------   ----------   ----------
Net asset value, end of year............................       $1.00        $1.00        $1.00        $1.00        $1.00
                                                          ----------   ----------   ----------   ----------   ----------
                                                          ----------   ----------   ----------   ----------   ----------
Total investment return (1).............................       5.23%        4.93%        5.36%        4.44%        2.75%
                                                          ----------   ----------   ----------   ----------   ----------
                                                          ----------   ----------   ----------   ----------   ----------
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of year (000's).........................  $5,683,262   $5,260,468   $5,308,558   $3,700,678   $3,436,278
Expenses to average net assets..........................       0.56%        0.63%        0.60%        0.62%        0.61%
Net investment income to average net assets.............       5.11%        4.82%        5.24%        4.35%        2.73%

                                                             1993         1992         1991         1990         1989
                                                          ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year......................       $1.00        $1.00        $1.00        $1.00        $1.00
                                                          ----------   ----------   ----------   ----------   ----------
Net investment income...................................      0.0317       0.0509       0.0743       0.0846       0.0761
Dividends from net investment income....................     (0.0317)     (0.0509)     (0.0743)     (0.0846)     (0.0761)
                                                          ----------   ----------   ----------   ----------   ----------
Net asset value, end of year............................       $1.00        $1.00        $1.00        $1.00        $1.00
                                                          ----------   ----------   ----------   ----------   ----------
                                                          ----------   ----------   ----------   ----------   ----------
Total investment return (1).............................       3.17%        5.09%        7.43%        8.46%        7.61%
                                                          ----------   ----------   ----------   ----------   ----------
                                                          ----------   ----------   ----------   ----------   ----------
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of year (000's).........................  $3,774,298   $4,234,968   $5,122,338   $5,236,560   $4,416,667
Expenses to average net assets..........................       0.57%        0.56%        0.53%        0.54%        0.57%
Net investment income to average net assets.............       3.17%        5.09%        7.43%        8.46%        7.61%


(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each year reported.

-----------------------------
--------------------------------------------------------------------------------
4

                                                                        CASHFUND

                                               -----------------------------
--------------------------------------------------------------------------------


                       Investment Objective and Policies

                       The Fund's investment objective is to provide current income, stability of principal and high liquidity. The
                       Fund invests exclusively in high quality money market instruments having or deemed to have remaining maturities of 13 months or less. These instruments include (1) U.S.
                       government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S. and foreign companies, governments and similar entities, including variable and floating rate securities and participation interests, and (4) repurchase agreements involving any of the foregoing. The
                       Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

The Fund invests       The Fund may invest in obligations (including
exclusively in high    certificates of deposit, bankers' acceptances, time
quality money market   deposits and similar obligations) of U.S. and foreign
instruments having     banks having total assets at the time of purchase in
or deemed to have      excess of $1.5 billion. The Fund may invest in
remaining maturities   non-negotiable time deposits of U.S. banks, savings
of 13 months or        associations and similar depository institutions having
less.                  total assets in excess of $1.5 billion at the time of
                       purchase only if the time deposits have maturities of
                       seven days or less.

                       The securities purchased by the Fund consist only of obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the Fund's board of directors
                       ('board'), present minimal credit risks and are 'First
                       Tier Securities' as defined in Rule 2a-7 under the Investment Company Act of 1940. As so defined, First Tier
                       Securities include securities that are rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations
                       ('NRSROs') or by one NRSRO if only one NRSRO has assigned the obligation a short-term rating. First Tier Securities also include unrated securities if Mitchell Hutchins has determined the obligations to be of comparable quality to rated securities that so qualify. The Fund may also purchase participation interests in any of the securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others. The Fund generally may invest no more than 5% of its total assets in the securities of a single issuer
                       (other than securities issued by the U.S. government, its agencies or instrumentalities).

                       In managing the Fund's portfolio, Mitchell Hutchins may employ a number of professional money management techniques, including varying the composition and the weighted average maturity of the portfolio based upon its assessment of the relative values of various money market instruments and future interest rate patterns, in order to respond to


                                               -----------------------------
--------------------------------------------------------------------------------

PAINEWEBBER

-----------------------------
--------------------------------------------------------------------------------

                       changing economic and money market conditions and to shifts in fiscal and monetary policy. Mitchell Hutchins may also seek to improve the Fund's yield by purchasing or selling securities to take advantage of yield disparities among similar or dissimilar money market instruments that regularly occur in the money markets.

                       While the types of money market instruments in which the Fund invests generally are considered to have low risk of loss of principal or interest, they are not completely risk free. An issuer or guarantor may be unable or unwilling to pay interest or repay principal on its obligations for many reasons, including adverse changes in its own financial condition or in economic conditions generally.

In periods of          During periods when interest rates are declining or
declining interest     rising, the Fund's yield will tend to lag behind
rates, the Fund's      prevailing short-term market rates. This means that in
yield will tend to     periods of declining interest rates, the Fund's yield
be somewhat higher     will tend to be somewhat higher than prevailing market
than prevailing        rates, and in periods of rising interest rates, its yield
market rates, and in   generally will be somewhat lower. Also, when interest
periods of rising      rates are falling, net cash inflows from the continuous
rates, lower.          sale of Fund shares are likely to be invested in
                       portfolio instruments that produce lower yields than the
                       balance of the Fund's portfolio, thereby reducing its
                       yield. In periods of rising interest rates, the opposite
                       can be true.

                       There can be no assurance that the Fund will achieve its investment objective.

                       U.S. GOVERNMENT SECURITIES. The U.S. government securities in which the Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National
                       Mortgage Association certificates ('GNMAs'), securities supported primarily or solely by the creditworthiness of the issuer (such as securities of the Resolution Funding
                       Corporation and the Tennessee Valley Authority) and securities that are supported primarily or solely by specific pools of assets and the creditworthiness of a U.S. government-related issuer (such as mortgage-backed securities issued by Fannie Mae, also known as the Federal National Mortgage Association, and Freddie Mac, also known as the Federal Home Loan Mortgage
                       Corporation).

                       The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and


-----------------------------
--------------------------------------------------------------------------------
6

                                                                        CASHFUND

--------------------------------------------------------------------------------

                       Principal of Securities ('STRIPS') program. Under the
                       STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S.
                       Treasury.

                       VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, the Fund may purchase variable and floating rate securities of other issuers with remaining maturities in excess of 13 months if the securities are subject to a demand feature exercisable within 13 months or less. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. The
                       Fund's investment in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Certain of these obligations carry a demand feature that gives the Fund the right to tender them back to the issuer or a remarketing agent and receive the principal amount of the security prior to maturity. The demand feature may be backed by letters of credit or other liquidity support arrangements provided by banks or other financial institutions, whose credit standing affects the credit quality of the obligation. Changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

                       VARIABLE AMOUNT MASTER DEMAND NOTES. Securities purchased by the Fund may include variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the Fund and the issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the Fund or the issuer. These notes are payable on demand and may or may not be rated.

                       REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Fund purchases obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell the obligations to that counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations.

                       Repurchase agreements carry certain risks not associated with direct investments in obligations, including possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than U.S. government securities (such as commercial


                                               -----------------------------
--------------------------------------------------------------------------------

PAINEWEBBER

-----------------------------
--------------------------------------------------------------------------------

                       paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements only with counterparties in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the board.

                       FOREIGN SECURITIES.  The Fund may invest in U.S.
                       dollar-denominated securities of foreign issuers, including debt securities of foreign banks, corporations, governments and similar entities. Such investments may consist of obligations of foreign and domestic branches of foreign banks and foreign branches of domestic banks.
                       Such investments may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held by the Fund. Additionally, there may be less publicly available information about foreign issuers, as these issuers may not be subject to the same regulatory requirements as domestic issuers.

                       LENDING OF PORTFOLIO SECURITIES. The Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets.
                       Lending securities enables the Fund to earn additional income but could result in a loss or delay in recovering these securities.

                       OTHER INFORMATION. The Fund may borrow money for temporary purposes, but not in excess of 10% of its total assets, including reverse repurchase agreements involving up to 5% of its net assets.

                       The Fund may purchase securities on a 'when-issued' basis, that is, for delivery beyond the normal settlement date at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. However, when the Fund purchases securities on a when-issued basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by the issuer to deliver a security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment.

                       The Fund may invest no more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.


-----------------------------
--------------------------------------------------------------------------------
8

                                                                        CASHFUND

                                               -----------------------------
--------------------------------------------------------------------------------

                       New forms of money market instruments continue to be developed. The Fund may invest in such instruments consistent with its investment objective.

                       The Fund's investment objective may not be changed without the approval of its shareholders. Certain investment limitations, as described in the Statement of Additional Information, also may not be changed without shareholder approval. All other investment policies may be changed by the board without shareholder approval.

                       YEAR 2000 RISKS. Like other mutual funds, financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by Mitchell Hutchins, other service providers and entities with computer systems that are linked to the fund's records do not properly process and calculate date-related information and data from and after January
                       1, 2000. This is commonly known as the 'Year 2000 Issue.'
                       Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers.
                       However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                       Purchases

The minimum initial    GENERAL.  Shares of the Fund are available through
investment is          PaineWebber and its correspondent firms. Investors may
$1,000. Free credit    contact a local PaineWebber office to open an account.
cash balances of       The minimum initial investment in the Fund is $1,000, and
$500 or more are       the minimum for additional purchases is $500, except as
invested daily and     described below. All free credit cash balances in an
those of $1 or more    investor's PaineWebber brokerage account (including
are invested at each   proceeds from securities sold) of $500 or more are
month end.             automatically invested or 'swept' into shares of the Fund
                       daily for settlement on the next Business Day, and all
                       remaining free credit cash balances of $1 or more are
                       'swept' on the next to last Business Day of each month
                       for settlement on the last Business Day of that month.

                       An order to purchase Fund shares will be executed on the Business Day on which federal funds become available to the Fund, at the Fund's next determined net asset value per share. 'Federal funds' are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus may be made immediately available to the Fund through its custodian. A 'Business
                       Day' is any day on which the Boston offices of the Fund's custodian, State Street Bank and Trust Company, and the
                       New York City offices of PaineWebber and PaineWebber's bank, The


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
                       Bank of New York, are all open for business. The Fund and PaineWebber reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

                       On any Business Day, the Fund will accept purchase orders and credit shares to investors' accounts as follows:

                       PURCHASES BY CHECK. Investors may purchase Fund shares by placing an order with their PaineWebber Investment
                       Executives or correspondent firms and forwarding checks drawn on a U.S. bank. Checks should be made payable to PaineWebber Cashfund, Inc. and should include the investor's PaineWebber account number on the check.

                       Fund shares will be purchased when federal funds are available. Federal funds are deemed available to the Fund two Business Days after deposit of a personal check and one Business Day after deposit of a cashier's or certified check. PaineWebber may benefit from the temporary use of the proceeds of personal checks to the extent those checks are converted to federal funds in fewer than two Business Days.

Fund shares may be     PURCHASES BY WIRE.  Investors may also purchase Fund
purchased by wire,     shares by placing an order through their PaineWebber
check or with funds    Investment Executives or correspondent firms and
held at PaineWebber.   instructing their banks to transfer federal funds by wire
                       to: The Bank of New York, ABA 021-000018, PaineWebber
                       Cashfund, Inc., A/C 890-0114-061, OBI=FBO [Account Name]/
                       [PaineWebber Brokerage Account Number]. The wire must
                       include the investor's name and PaineWebber account
                       number. If PaineWebber receives a notice from an
                       investor's bank of a wire transfer of federal funds for a
                       purchase of Fund shares by 2:00 p.m., Eastern time, on a
                       Business Day, the purchase will be executed on that
                       Business Day; otherwise the order will be executed at
                       2:00 p.m., Eastern time, on the next Business Day.
                       PaineWebber and/or an investor's bank may impose a
                       service charge for wire purchases.

                       Redemptions

Shareholders may       Shareholders may redeem (sell) any number of shares from
redeem any number of   their Fund accounts by wire, check, telephone or mail. In
shares from their      addition, unless shareholders otherwise instruct their
Fund accounts by       PaineWebber Investment Executives, any securities
wire, check,           purchase or other debit in their PaineWebber brokerage
telephone or mail.     accounts will be paid for automatically on settlement
                       date by redeeming Fund shares held in such accounts.

                       WIRE REDEMPTIONS. Shareholders who wish to redeem $5,000 or more may request that redemption proceeds be paid in federal funds and wired directly to a pre-designated bank account. To take advantage of


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                                                                        CASHFUND

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
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                       this service, shareholders should obtain an authorization
                       form from their PaineWebber Investment Executives or
                       correspondent firms. If a wire redemption order is
                       received by PaineWebber's New York City offices prior to
                       12:00 noon, Eastern time, on any Business Day, the
                       redemption proceeds will be wired to the shareholder's
                       bank on the same Business Day. Proceeds of all other wire
                       redemption orders will be wired to the shareholder's bank
                       on the next Business Day. PaineWebber reserves the right
                       to charge a fee for wiring funds and to redeem
                       automatically an appropriate number of Fund shares to pay
                       that fee.

                       CHECK REDEMPTIONS.  Shareholders may redeem Fund shares
                       by drawing a check, a supply of which may be obtained
                       through PaineWebber, for $500 or more against their Fund
                       accounts. When the check is presented to the Fund's
                       transfer agent ('Transfer Agent') for payment, the
                       Transfer Agent will cause the Fund to redeem sufficient
                       shares to cover the amount of the check. The shareholder
                       will continue to receive dividends on those shares until
                       the check is presented to the Transfer Agent for payment.
                       Cancelled checks are not returned; however, shareholders
                       may obtain photocopies of their cancelled checks upon
                       request. If a shareholder has insufficient shares to
                       cover a check, the check will be returned to the payee
                       marked 'nonsufficient funds.' Checks written in amounts
                       less than $500 will also be returned. Because the amount
                       of Fund shares owned by a shareholder is likely to change
                       each day, shareholders should not attempt to redeem all
                       shares held in their accounts by writing a check. Charges
                       may be imposed for specially imprinted checks, business
                       checks, copies of cancelled checks, stop payment orders,
Shareholders who are   checks returned 'nonsufficient funds' and checks returned
interested in the      because they are written for less than $500; these
check redemption       charges will be paid by redeeming automatically an
service should         appropriate number of Fund shares. PaineWebber reserves
obtain the necessary   the right to modify or terminate the checkwriting service
forms from their       at any time or to impose a service charge in connection
PaineWebber            with it.
Investment
Executives or          Shareholders who are interested in the check redemption
correspondent firms.   service should obtain the necessary forms from their
Checks may be          PaineWebber Investment Executives or correspondent firms.
written in amounts     Checkwriting generally is not available to persons who
of $500 or more.       hold Fund shares through any sub-account or tax-deferred
                       retirement plan account.

                       REDEMPTIONS BY TELEPHONE OR MAIL. Shareholders may submit redemption requests in person or by telephone or mail to their PaineWebber Investment Executives or correspondent firms; PaineWebber Investment Executives in local branches throughout the


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
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
                       country and correspondent firms are responsible for promptly forwarding orders to PaineWebber's New York City offices. Such redemption orders will be executed at the net asset value per share next determined after receipt by PaineWebber's New York City offices, and redemption proceeds will be paid promptly by check. Under certain circumstances, PaineWebber may impose an administrative service fee of up to $5.00 for processing redemptions paid by check.

                       Shareholders who send redemption orders to their PaineWebber Investment Executives or correspondent firms by mail are responsible for ensuring that the request for redemption is received in good order. 'Good order' means that the request must be accompanied by (a) a letter of instruction or a stock assignment specifying the number of shares or amount of investment to be redeemed (or that all shares credited to a Fund account be redeemed), signed by all registered owners of the shares in the exact names in which they are registered, (b) a guarantee of the signature of each registered owner and (c) other supporting legal documents for estates, trusts, guardianships, custodianships, partnerships and corporations.

                       A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a medallion program recognized by the Securities Transfer
                       Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP),
                       Stock Exchanges Medallion Program (SEMP) and the New York
                       Stock Exchange Medallion Signature Program (MSP).
                       Signature guarantees which are not part of these programs will not be accepted.

                       ADDITIONAL INFORMATION ON REDEMPTIONS. Shareholders with questions about redemption requirements should consult their PaineWebber Investment Executives or correspondent firms. Shareholders who redeem all their shares will receive cash credits to their PaineWebber accounts for dividends earned on those shares through the day before redemption. Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to redeem all Fund shares in any shareholder account of less than $500 net asset value. If the Fund elects to do so, it will notify the shareholder and provide the shareholder with an opportunity to increase the amount invested to $500 or more within 60 days of the notice. This notice may appear on the shareholder's account statement. If a shareholder requests redemption of shares that were purchased recently, the Fund may delay payment until it is assured that it has received good payment for the purchase of the shares. In the case of purchases by check, this can take up to 15 days.
Shareholders should
maintain minimum
balances of at least
$500.


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                                                                        CASHFUND

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
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                       Valuation of Shares
                       The Fund uses its best efforts to maintain its net asset
                       value at $1.00 per share. Net asset value per share is
                       determined by dividing the value of the securities held
                       by the Fund plus any cash or other assets less all
                       liabilities by the number of Fund shares outstanding. The
                       Fund's net asset value is computed once each Business Day
                       at 2:00 p.m., Eastern time.

                       The Fund values its portfolio securities using the amortized cost method of valuation, under which market value is approximated by amortizing the difference between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life. All cash, receivables and current payables are carried at their face value. Other assets are valued at fair value as determined in good faith by or under the direction of the board.

                       Dividends and Taxes

Dividends accrue to    DIVIDENDS.  Each Business Day, the Fund declares as
shareholder accounts   dividends all of its net investment income. Shares begin
daily and are          earning dividends on the day they are purchased;
automatically paid     dividends are accrued to shareholder accounts daily and
in additional Fund     are automatically paid in additional Fund shares monthly.
shares monthly.        Shares do not earn dividends on the day they are
                       redeemed. Net investment income includes accrued interest
                       and earned discount (including both original issue and
                       market discounts), less amortization of premium and
                       accrued expenses. The Fund distributes any net short-term
                       capital gain annually but may make more frequent
                       distributions of such gain if necessary to maintain its
                       net asset value per share at $1.00 or to avoid income or
                       excise taxes. The Fund does not expect to realize net
                       long-term capital gain and thus does not anticipate
                       payment of any long-term capital gain distributions.

                       TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any) that it distributes to its shareholders.

                       Dividends paid by the Fund generally are taxable to its shareholders as ordinary income, notwithstanding that the dividends are paid in additional Fund shares.
                       Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them.

                       The Fund notifies its shareholders following the end of each calendar year of the amount of all dividends paid that year.


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                       The Fund is required to withhold 31% of all dividends
                       payable to any individuals and certain other noncorporate
                       shareholders who (1) have not provided the Fund or
                       PaineWebber with a correct taxpayer identification number
                       on Form W-9 (for U.S. citizens and resident aliens) or a
                       properly completed claim for exemption on Form W-8 (for
                       nonresident aliens and other foreign entities) or (2)
                       otherwise are subject to backup withholding.

                       The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective shareholders are urged to consult their tax advisers.

The Fund's directors   Management
oversee various
organizations          The board, as part of its overall management
responsible for the    responsibility, oversees various organizations
Fund's day-to-day      responsible for the Fund's day-to-day management.
management.            PaineWebber, the Fund's investment adviser and
                       administrator, provides a continuous investment program
                       for the Fund and supervises all aspects of its
                       operations. As sub-adviser to the Fund, Mitchell Hutchins
                       makes and implements investment decisions and, as
                       sub-administrator, is responsible for the day-to-day
                       administration of the Fund.

                       PaineWebber receives a monthly fee for these services, and for the fiscal year ended March 31, 1998, the Fund's effective advisory and administration fee paid to PaineWebber was equal to 0.36% of the Fund's average daily net assets. PaineWebber (not the Fund) pays
                       Mitchell Hutchins fees for its sub-advisory and sub-administrative services, in an aggregate annual amount equal to 20% of the fee received by PaineWebber from the Fund for advisory and administrative services.

                       In accordance with procedures adopted by the board, the Fund may pay fees to PaineWebber for its services as lending agent in its portfolio securities lending program. Mitchell Hutchins investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

                       PaineWebber and Mitchell Hutchins are located at 1285
                       Avenue of the Americas, New York, New York 10019. Michell
                       Hutchins is a wholly owned asset management subsidiary of PaineWebber, which is in turn wholly owned by Paine
                       Webber Group Inc., a publicly owned financial services holding company. At June 30, 1998, Mitchell Hutchins was


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
                                                                        CASHFUND

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
                       adviser or sub-adviser to 31 registered investment companies with 69 separate portfolios and aggregate assets of approximately $40.3 billion.

                       Performance Information

                       From time to time the Fund may advertise its 'yield' and 'effective yield.' Both yield figures are based on historical earnings and are not intended to indicate future performance. The 'yield' of the Fund is the income on an investment in the Fund over a specified seven-day period. This income is then 'annualized' (that is, assumed to be earned each week over a 52-week period) and shown as a percentage of the investment. The 'effective yield' is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The 'effective yield' will be higher than the 'yield' because of the compounding effect of this assumed reinvestment.

                       The Fund may also advertise other performance data, which may consist of the annual or cumulative return (including realized net short-term capital gain, if any) earned on a hypothetical investment in the Fund since it began operations on May 1, 1978, or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

The Fund may           The performance of shareholder accounts with small
advertise its          balances will differ from the quoted performance because
'yield' and            daily income for each shareholder account is rounded to
'effective yield.'     the nearest whole penny. Accordingly, very small
The 'effective         shareholder accounts (approximately $35 or lower at
yield' assumes         current interest rates) that generate less than 1/2cents
dividends are          per day of income will earn no dividends.
reinvested.
                       General Information
                       The Fund is registered with the SEC as a diversified,
                       open-end management investment company and was
                       incorporated in Maryland on January 20, 1978. The Fund
                       has an authorized capitalization of 20 billion shares of
                       $0.001 par value common stock. Shareholders of the Fund
                       are entitled to one vote for each full share held and
                       fractional votes for fractional shares held. Voting
                       rights are not cumulative, and as a result, the holders
                       of more than 50% of the shares of the Fund may elect all
                       of its directors.

                       The Fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders to elect directors unless fewer than a majority of the directors holding office have been elected by shareholders. The directors are required to call a meeting of shareholders when requested in writing to do so by the shareholders of record holding at least 25% of the Fund's outstanding shares. Each share of the Fund has equal voting, dividend and liquidation rights.


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
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To avoid additional    CERTIFICATES.  To avoid additional operating expense and
expense, share         for investor convenience, share certificates are not
certificates are not   issued. Ownership of Fund shares is recorded on a stock
issued.                register by the Transfer Agent, and shareholders have the
                       same rights of ownership with respect to such shares as
                       if certificates had been issued.

                       CUSTODIAN AND TRANSFER AGENT.  State Street Bank and
                       Trust Company, One Heritage Drive, North Quincy,
                       Massachusetts 02171, is custodian of the Fund's assets.
                       PFPC Inc. ('PFPC'), a subsidiary of PNC Bank, N.A., 400
                       Bellevue Parkway, Wilmington, Delaware 19809, is the
                       Fund's transfer and dividend disbursing agent.

                       PRINCIPAL UNDERWRITER. PaineWebber serves as principal underwriter of the Fund's shares.

                       CONFIRMATIONS AND STATEMENTS. Shareholders receive confirmations of initial purchases of Fund shares, and subsequent transactions are reported on account statements sent to PaineWebber clients. These statements are sent monthly except that, if a shareholder's only
                       Fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than monthly statement. Shareholders also receive audited annual and unaudited semiannual financial statements.

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16

-------------------------------------

Cashfund, Inc.

o Current Income

o Stability of Principal

o High Liquidity

o Professional Management

o Dividend Reinvestment

o Check Writing Privileges

Investors should rely on the information contained or referred to in this prospectus. The Fund and its distributor have not authorized anyone to provide investors with information that is different. The prospectus is not an offer to sell shares of the Fund in any jurisdiction where the Fund or its distributor may not lawfully sell those shares.


(Copyright) 1998 PaineWebber Incorporated


PaineWebber

Prospectus

----------------------
Cashfund, Inc.


           August 1, 1998

                           PAINEWEBBER CASHFUND, INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                      STATEMENT OF ADDITIONAL INFORMATION


     PaineWebber Cashfund, Inc. ('Fund') is a professionally managed, no load money market fund designed to provide investors with current income, stability of principal and high liquidity. The Fund's investment adviser, administrator and distributor is PaineWebber Incorporated ('PaineWebber'); its sub-adviser is Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned asset management subsidiary of PaineWebber. Mitchell Hutchins also serves as the Fund's sub-administrator. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated August 1, 1998. A copy of the Prospectus may be obtained by contacting any PaineWebber Investment Executive or correspondent firm or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated August 1, 1998.


                      INVESTMENT POLICIES AND RESTRICTIONS

     The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations.

     YIELDS AND RATINGS OF MONEY MARKET INSTRUMENTS; FIRST TIER SECURITIES. The yields on the money market instruments in which the Fund invests (such as U.S. government securities, commercial paper and bank obligations) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of nationally recognized statistical rating organizations ('NRSROs') represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.


     The Fund may only purchase securities that are 'First Tier Securities.' To qualify as a First Tier Security, a security must either be (1) rated in the highest short-term rating category by at least two NRSROs, (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in terms of priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by Mitchell Hutchins to be of comparable quality. Subsequent to its purchase by the Fund, an issue may cease to be rated or its rating may be reduced. If a security in the Fund's portfolio ceases to be a First Tier Security, or Mitchell Hutchins becomes aware that a security has received a rating below the second highest rating by any NRSRO, Mitchell Hutchins, and in certain cases the Fund's board of directors ('board'), will consider whether the Fund should continue to hold the obligation. A First Tier Security rated in the highest short-term rating category by a single NRSRO at the time of purchase that subsequently receives a rating below the highest rating category from a different NRSRO may continue to be considered a First Tier Security.

     VARIABLE AND FLOATING RATE DEMAND INSTRUMENTS. The Fund may invest in variable and floating rate securities with demand features. A demand feature gives the Fund the right to sell the securities back to a specified party, usually a remarketing agent, on a specified date, at a price equal to their amortized cost value plus accrued interest. A demand feature is often backed by a letter of credit, guarantee or other liquidity support arrangement from a bank or other financial institution that may be drawn upon demand, after specified notice, for all or any part of the exercise price of the demand feature. Generally, the Fund intends to exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the Fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate obligations.



     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to any security in which it is authorized to invest, except that securities subject to repurchase agreements may have maturities in excess of 13 months. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Fund upon acquisition is accrued as interest and included in the Fund's net investment income.



     Repurchase agreements carry certain risks not associated with direct investments in securities. The Fund intends to enter into repurchase agreements only with counterparties in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the board. Mitchell Hutchins will review and monitor the creditworthiness of those institutions under the board's general supervision.



     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with banks and securities dealers up to an aggregate value of not more than 5% of its net assets. Such agreements involve the sale of securities held by the Fund subject to its obligation to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, the Fund's custodian segregates assets to cover the Fund's obligations under the reverse repurchase agreement. See 'Investment Policies and Restrictions--Segregated Accounts.'


     ILLIQUID SECURITIES. The Fund will not invest more than 10% of its net assets in illiquid securities. The term 'illiquid securities' for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined to be liquid pursuant to guidelines established by the board.

To the extent the Fund invests in illiquid securities, it may not be able to readily liquidate such investments and may have to sell other investments if necessary to raise cash to meet its obligations.



     Restricted securities are not registered under the Securities Act of 1933 ('1933 Act') and may be sold only in privately negotiated or other exempted transactions or after a 1933 Act registration statement has become effective. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.



     However, not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.



     Institutional markets for restricted securities also have developed as a result of Rule 144A, which establishes a 'safe harbor' from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.


     The board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities held by the Fund and reports periodically on such decisions to the board.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a 'when-issued' or 'delayed delivery' basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund's net asset value. When the Fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See 'Investment Policies and Restrictions--Segregated Accounts.'

     SEGREGATED ACCOUNTS. When the Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, the Fund will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions.


     LENDING OF PORTFOLIO SECURITIES. The Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. The Fund may reinvest cash collateral in money market instruments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any of its loans at any time. The Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.



     Pursuant to procedures adopted by the board governing the Fund's securities lending program, PaineWebber has been retained to serve as lending agent for the Fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent.


     INVESTMENT LIMITATIONS OF THE FUND


     FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.


     The Fund will not:

          (1) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

              The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage-and asset-backed securites will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

          (2) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.


                The following interpretations apply to, but are not a part of, this fundamental restriction: (a) domestic and foreign banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.


          (3) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ('1940 Act'), and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

          (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

          (5) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

          (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

          (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are not fundamental and may be changed by the board without shareholder approval.

     The Fund will not:

          (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          (2) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.


          (3) purchase securities of other investment companies, except to the extent permitted by the 1940 Act (and except that the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act) and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.


          (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

            DIRECTORS AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

     The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:


                                    POSITION                                     BUSINESS EXPERIENCE;
   NAME AND ADDRESS*; AGE        WITH THE FUND                                   OTHER DIRECTORSHIPS
-----------------------------  ------------------  --------------------------------------------------------------------------------
Margo N. Alexander**; 51          Director and     Mrs. Alexander is president, chief executive officer and a director of Mitchell
                                   President         Hutchins (since January 1995) and an executive vice president and director of
                                                     PaineWebber (since March 1984). Mrs. Alexander is a president and a director or trustee of 31 investment companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

Richard Q. Armstrong; 63            Director       Mr. Armstrong is chairman and principal of RQA Enterprises (management
78 West Brother Drive                                consulting firm) (since April 1991 and principal occupation since March 1995).
Greenwich, CT 06830                                  Mr. Armstrong was chairman of the board, chief executive officer and co-owner of Adirondack Beverages (producer and distributor of soft drinks and spar-
                                                     kling/still waters) (October 1993-March 1995). He was a partner of the New
                                                     England Consulting Group (management consulting firm) (December 1992-September
                                                     1993). He was managing director of LVMH U.S. Corporation (U.S. subsidiary of the French luxury goods conglomerate, Louis Vuitton Moet Hennessey Corpora-
                                                     tion) (1987-1991) and chairman of its wine and spirits subsidiary, Schieffelin
                                                     & Somerset Company (1987-1991). Mr. Armstrong is a director or trustee of 30 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                                    POSITION                                     BUSINESS EXPERIENCE;
   NAME AND ADDRESS*; AGE        WITH THE FUND                                   OTHER DIRECTORSHIPS
-----------------------------  ------------------  --------------------------------------------------------------------------------
E. Garrett Bewkes, Jr.**; 71   Director and        Mr. Bewkes is a director of Paine Webber Group Inc. ('PW Group') (holding
                               Chairman of the       company of PaineWebber and Mitchell Hutchins). Prior to December 1995, he was
                               Board of Directors    a consultant to PW Group. Prior to 1988, he was chairman of the board, president and chief executive officer of American Bakeries Company. Mr. Bewkes is a director of Interstate Bakeries Corporation and NaPro Bio-Therapeutics,
                                                     Inc. Mr. Bewkes is a director or trustee of 31 investment companies for which
                                                     Mitchell Hutchins or PaineWebber serves as investment adviser.

Richard R. Burt; 51                 Director       Mr. Burt is chairman of IEP Advisors, Inc. (international investments and
1101 Connecticut Avenue, N.W.                        consulting firm) (since March 1994) and a partner of McKinsey & Company (man-
Washington, D.C. 20036                               agement consulting firm) (since 1991). He is also a director of
                                                     Archer-Daniels-Midland Co. (agricultural commodities), Hollinger International
                                                     Co. (publishing), Homestake Mining Corp., Powerhouse Technologies Inc. and
                                                     Wierton Steel Corp. He was the chief negotiator in the Strategic Arms
                                                     Reduction Talks with the former Soviet Union (1989-1991) and the U.S.
                                                     Ambassador to the Federal Republic of Germany (1985-1989). Mr. Burt is a
                                                     director or trustee of 30 investment companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

Mary C. Farrell**; 48               Director       Ms. Farrell is a managing director, senior investment strategist, and member of the Investment Policy Committee of PaineWebber. Ms. Farrell joined PaineWeb-
                                                     ber in 1982. She is a member of the Financial Women's Association and Women's
                                                     Economic Roundtable, and appears as a regular panelist on Wall $treet Week with Louis Rukeyser. She also serves on the Board of Overseers of New York
                                                     University's Stern School of Business. Ms. Farrell is a director or trustee of
                                                     30 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                                    POSITION                                     BUSINESS EXPERIENCE;
   NAME AND ADDRESS*; AGE        WITH THE FUND                                   OTHER DIRECTORSHIPS
-----------------------------  ------------------  --------------------------------------------------------------------------------
Meyer Feldberg; 56                  Director       Mr. Feldberg is Dean and Professor of Management of the Graduate School of
Columbia University                                  Business, Columbia University. Prior to 1989, he was president of the Illinois
101 Uris Hall                                        Institute of Technology. Dean Feldberg is also a director of Primedia Inc.,
New York, New York 10027                             Federated Department Stores, Inc. and Revlon, Inc. Dean Feldberg is a director or trustee of 30 other investment companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

George W. Gowen; 68                 Director       Mr. Gowen is a partner in the law firm of Dunnington, Bartholow & Miller. Prior
666 Third Avenue                                     to May 1994, he was a partner in the law firm of Fryer, Ross & Gowen. Mr.
New York, New York 10017                             Gowen is a director of Columbia Real Estate Investments, Inc. Mr. Gowen is a
                                                     director or trustee of 30 investment companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

Frederic V. Malek; 61               Director       Mr. Malek is chairman of Thayer Capital Partners (merchant bank). From January
1455 Pennsylvania Avenue,                            1992 to November 1992, he was campaign manager of Bush-Quayle '92. From 1990
N.W.                                                 to 1992, he was vice chairman and, from 1989 to 1990, he was president of
Suite 350                                            Northwest Airlines Inc., NWA Inc. (holding company of Northwest Airlines Inc.)
Washington, D.C. 20004                               and Wings Holdings Inc. (holding company of NWA Inc.). Prior to 1989, he was employed by the Marriott Corporation (hotels, restaurants, airline catering and contract feeding), where he most recently was an executive vice president and president of Marriott Hotels and Resorts. Mr. Malek is also a director of
                                                     American Management Systems, Inc., (management consulting and computer related services), Automatic Data Processing, Inc., CB Commercial Group, Inc. (real estate services), Choice Hotels International (hotel and hotel franchising),
                                                     FPL Group, Inc. (electric services), Manor Care, Inc. (health care) and
                                                     Northwest Airlines Inc. Mr. Malek is a director or trustee of 30 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                                    POSITION                                     BUSINESS EXPERIENCE;
   NAME AND ADDRESS*; AGE        WITH THE FUND                                   OTHER DIRECTORSHIPS
-----------------------------  ------------------  --------------------------------------------------------------------------------
Carl W. Schafer; 62                 Director       Mr. Schafer is president of the Atlantic Foundation (charitable foundation
66 Witherspoon Street #1100                          supporting mainly oceanographic exploration and research). He is a director of
Princeton, NJ 08542                                  Base Ten Systems, Inc. (software), Roadway Express, Inc. (trucking), The
                                                     Guardian Group of Mutual Funds, the Harding, Loevner Funds, Evans Systems,
                                                     Inc. (motor fuels, convenience store and diversified company), Electronic
                                                     Clearing House, Inc. (financial transactions processing), Frontier Oil
                                                     Corporation and Nutraceutix, Inc. (biotechnology company). Prior to January
                                                     1993, he was chairman of the Investment Advisory Committee of the Howard
                                                     Hughes Medical Institute. Mr. Schafer is a director or trustee of 30 in-
                                                     vestment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

John J. Lee; 29                Vice President and  Mr. Lee is a vice president and a manager of the mutual fund finance department
                                   Assistant         of Mitchell Hutchins. Prior to September 1997, he was an audit manager in the
                                   Treasurer         financial services practice of Ernst & Young LLP. Mr. Lee is a vice president and assistant treasurer of 31 investment companies for which Mitchell Hutch-
                                                     ins or PaineWebber serves as investment adviser.

Dennis McCauley; 51              Vice President    Mr. McCauley is a managing director and chief investment officer--fixed income of Mitchell Hutchins. Prior to December 1994, he was director of fixed income investments of IBM Corporation. Mr. McCauley is a vice president of 21 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

Ann E. Moran; 41               Vice President and  Ms. Moran is a vice president and a manager of the mutual fund finance
                                   Assistant         department of Mitchell Hutchins. Ms. Moran is a vice president and assistant
                                   Treasurer         treasurer of 31 investment companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

                                    POSITION                                     BUSINESS EXPERIENCE;
   NAME AND ADDRESS*; AGE        WITH THE FUND                                   OTHER DIRECTORSHIPS
-----------------------------  ------------------  --------------------------------------------------------------------------------
Dianne E. O'Donnell; 46        Vice President and  Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell
                                   Secretary         Hutchins. Ms. O'Donnell is a vice president and secretary of 30 investment companies and vice president and assistant secretary of one investment company for which Mitchell Hutchins or PaineWebber serves as investment adviser.

Emil Polito; 37                  Vice President    Mr. Polito is a senior vice president and director of operations and control for
                                                     Mitchell Hutchins. From March 1991 to September 1993 he was director of the mutual funds sales support and service center for Mitchell Hutchins and
                                                     PaineWebber. Mr. Polito is
                                                     vice president of 31 investment companies for which
                                                     Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.

Susan Ryan; 38                   Vice President    Ms. Ryan is a senior vice president and portfolio manager of Mitchell Hutchins and has been with Mitchell Hutchins since 1982. Ms. Ryan is a vice president of five investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

Victoria E. Schonfeld; 47        Vice President    Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins.
                                                     Prior to May 1994, she was a partner in the law firm of Arnold & Porter. Ms.
                                                     Schonfeld is a vice president of 30 investment companies and vice president and secretary of one investment company for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

Paul H. Schubert; 35           Vice President and  Mr. Schubert is a senior vice president and the director of the mutual fund
                                   Treasurer         finance department of Mitchell Hutchins. From August 1992 to August 1994, he
                                                     was a vice president of BlackRock Financial Management, L.P. Mr. Schubert is a
                                                     vice president and treasurer of 31 investment companies for which Mitchell
                                                     Hutchins or PaineWebber serves as investment adviser.

                                    POSITION                                     BUSINESS EXPERIENCE;
   NAME AND ADDRESS*; AGE        WITH THE FUND                                   OTHER DIRECTORSHIPS
-----------------------------  ------------------  --------------------------------------------------------------------------------
Barney A. Taglialatela; 37     Vice President and  Mr. Taglialatela is a vice president and a manager of the mutual fund finance
                                   Assistant         department of Mitchell Hutchins. Prior to February 1995, he was a manager of
                                   Treasurer         the mutual fund finance division of Kidder Peabody Asset Management, Inc. Mr.
                                                     Taglialatela is a vice president and assistant treasurer of 31 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

Keith A. Weller; 36            Vice President and  Mr. Weller is a first vice president and associate general counsel of Mitchell
                                   Assistant         Hutchins. Prior to May 1995, he was an attorney in private practice. Mr.
                                   Secretary         Weller is a vice president and assistant secretary of 30 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.


------------------
 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are 'interested persons' of the
   Fund as defined in the 1940 Act by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

     The Fund pays directors who are not 'interested persons' of the Fund $1,000 annually and $150 for each board meeting and each meeting of a board committee (other than committee meetings held on the same day as a board meeting). Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually from the relevant funds. All directors are reimbursed for any expenses incurred in attending meetings. Directors and officers of the Fund own in the aggregate less than 1% of the Fund's shares. Because PaineWebber and Mitchell Hutchins perform substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of PaineWebber or Mitchell Hutchins presently receives any compensation from the Fund for acting as a director or officer.

     The table below includes certain information relating to the compensation of the current directors of the Fund who held office with the Fund or with other PaineWebber funds during the Fund's last fiscal year.

                              COMPENSATION TABLE+


                                                TOTAL
                             AGGREGATE       COMPENSATION
                            COMPENSATION       FROM THE
                                FROM         FUND AND THE
NAME OF PERSON, POSITION     THE FUND*      FUND COMPLEX**
-------------------------   ------------    --------------
Richard Q. Armstrong,
  Director...............      $2,050          $ 94,885
Richard R. Burt,
  Director...............       1,900            87,085
Meyer Feldberg,
  Director...............       2,050           117,853
George W. Gowen,
  Director...............       2,346           101,567
Frederic V. Malek,
  Director...............       2,050            95,845
Carl W. Schafer,
  Director...............       2,050            94,885


------------------

 + Only independent board members are compensated by the Fund and identified above; directors who are 'interested persons,' as defined by the 1940 Act, do not receive compensation.



 * Represents fees paid to each director during the fiscal year ended March 31, 1998.



** Represents total compensation paid to each director during the calendar year ended December 31, 1997; no fund within the fund complex has a bonus, pension, profit sharing or retirement plan.


                        PRINCIPAL HOLDERS OF SECURITIES


     PaineWebber, 1285 Avenue of the Americas, New York, New York 10019, owned of record all of the Fund's shares as of July 21, 1998. None of the persons on whose behalf those shares were held was known by the Fund to own beneficially 5% or more of those shares.


                          INVESTMENT ADVISORY SERVICES

     PaineWebber acts as the Fund's investment adviser and administrator pursuant to a contract with the Fund dated July 23, 1987 ('PaineWebber Contract'). Under the PaineWebber Contract, the Fund pays PaineWebber an annual fee, computed daily and paid monthly, according to the following schedule:

                                                  ANNUAL
AVERAGE DAILY NET ASSETS                           RATE
-----------------------------------------------   ------
Up to $500 million.............................   0.500 %
In excess of $500 million up to $1.0 billion...   0.425
In excess of $1.0 billion up to $1.5 billion...   0.390
In excess of $1.5 billion up to $2.0 billion...   0.380
In excess of $2.0 billion up to $2.5 billion...   0.350

                                                  ANNUAL
AVERAGE DAILY NET ASSETS                           RATE
-----------------------------------------------   ------
In excess of $2.5 billion up to $3.5 billion...   0.345 %
In excess of $3.5 billion up to $4.0 billion...   0.325
In excess of $4.0 billion up to $4.5 billion...   0.315
In excess of $4.5 billion up to $5.0 billion...   0.300
In excess of $5.0 billion up to $5.5 billion...   0.290
In excess of $5.5 billion......................   0.280


     Services provided by PaineWebber under the PaineWebber Contract, some of which may be delegated to Mitchell Hutchins, as discussed below, include the provision of a continuous investment program for the Fund and supervision of all matters relating to the operation of the Fund. Under the PaineWebber Contract, PaineWebber is also obligated to distribute the Fund's shares on an agency, or 'best efforts,' basis under which the Fund only issues such shares as are actually sold. Shares of the Fund are offered continuously. Under the PaineWebber Contract, during the fiscal years ended March 31, 1998, 1997 and 1996, the Fund paid (or accrued) to PaineWebber investment advisory and administrative fees in the amount of $19,457,916, $19,013,158 and $16,998,964, respectively. During the fiscal year ended March 31, 1998, the Fund did not pay fees to PaineWebber for its services as lending agent because the Fund did not engage in any securities lending activities.


     Under a contract with PaineWebber dated July 23, 1987 ('Sub-Advisory Contract'), Mitchell Hutchins is responsible for the actual investment management of the Fund's assets, including the responsibility for making decisions and placing orders to buy, sell or hold particular securities. Under the Sub-Advisory Contract, PaineWebber (not the Fund) pays Mitchell Hutchins an annual fee, computed daily and paid monthly, according to the following schedule:

                                                  ANNUAL
AVERAGE DAILY NET ASSETS                           RATE
-----------------------------------------------   ------
Up to $500 million.............................   0.0900%
In excess of $500 million up to $1.0 billion...   0.0500
In excess of $1.0 billion up to $1.5 billion...   0.0400
In excess of $1.5 billion up to $2.0 billion...   0.0300
In excess of $2.0 billion up to $2.5 billion...   0.0250
In excess of $2.5 billion up to $3.5 billion...   0.0250
In excess of $3.5 billion up to $4.5 billion...   0.0200
In excess of $4.5 billion up to $5.5 billion...   0.0125
In excess of $5.5 billion......................   0.0100


     Under the Sub-Advisory Contract, during the fiscal years ended March 31, 1998, 1997 and 1996, PaineWebber paid (or accrued) to Mitchell Hutchins fees in the amount of $1,734,233, $1,715,007 and $1,593,013, respectively.


     Under a contract with PaineWebber dated May 24, 1988 ('Sub-Administration Contract'), Mitchell Hutchins also serves as the Fund's sub-administrator. Under the Sub-Administration Contract, PaineWebber (not the Fund) pays Mitchell Hutchins 20% of the fees received by PaineWebber under the PaineWebber Contract, such amount to be paid monthly and reduced by any amount paid by PaineWebber in each such month under the

Sub-Advisory Contract. During the fiscal years ended March 31, 1998, 1997 and 1996, PaineWebber paid (or accrued) to Mitchell Hutchins sub-administration fees of $2,157,350, $2,087,625 and $1,806,780, respectively.



     Prior to August 1, 1997, PaineWebber provided certain services to the Fund not otherwise provided by the Fund's transfer agent. Pursuant to an agreement relating to those services, PaineWebber earned (or accrued) $1,002,742 for the period April 1, 1997 to July 31, 1997; $2,893,343 for the fiscal year ended March 31, 1997; and $2,762,836 for the fiscal year ended March 31, 1996. Effective August 1, 1997, PFPC (not the Fund) pays PaineWebber for certain transfer agency related services that PFPC has delegated to PaineWebber.


     Each of the advisory, sub-advisory and sub-administration contracts noted above provides that PaineWebber or Mitchell Hutchins, as the case may be, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PaineWebber or Mitchell Hutchins, in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The PaineWebber Contract also provides that PaineWebber shall not be liable for losses arising out of the receipt by PaineWebber of inadequate consideration in connection with an order to purchase Fund shares whether in the form of a fraudulent check, draft or wire; a check returned for insufficient funds; or any other such inadequate consideration (hereinafter 'check losses'), except under the circumstances noted above, but the Fund shall not be liable for check losses resulting from negligence on the part of PaineWebber. Each of the advisory, sub-advisory and sub-administration contracts is terminable by vote of the Fund's board or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 60 days' written notice to PaineWebber or Mitchell Hutchins, as the case may be. Each of the advisory and sub-advisory contracts may also be terminated by PaineWebber or Mitchell Hutchins, as the case may be, on 90 days' written notice to the Fund. The sub-administration contract may also be terminated by Mitchell Hutchins on 60 days' written notice to the Fund. Each of the advisory, sub-advisory and sub-administration contracts terminates automatically upon its assignment.

     Under the terms of the PaineWebber Contract, the Fund bears all expenses incurred in its operation that are not specifically assumed by PaineWebber. Expenses borne by the Fund include the following: (a) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund or any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by PaineWebber; (c) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Fund's directors and officers who are not officers or employees of PaineWebber or interested persons (as defined in the 1940 Act) of any investment adviser or underwriter of the Fund ('Independent Directors'); (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the Independent Directors;
(i) charges of custodians, transfer agents and other agents; (j) costs of preparing share certificates; (k) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports and statements to shareholders and proxy materials; (l) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; and (m) fees and other expenses incurred in connection with membership in investment company organizations.

     The following table shows the approximate net assets as of June 30, 1998, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.



                                           NET ASSETS
INVESTMENT CATEGORY                         ($ MIL)
----------------------------------------   ----------
Domestic (excluding Money Market).......   $  7,856.5
Global..................................      3,875.8
Equity/Balanced.........................      6,513.6
Fixed Income (excluding Money Market)...      5,218.7
     Taxable Fixed Income...............      3,641.0
     Tax-Free Fixed Income..............      1,577.7
Money Market Funds......................     28,628.1



     PERSONNEL TRADING POLICIES. Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins advisory clients.


                             PORTFOLIO TRANSACTIONS

     The Fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

     The Sub-Advisory Contract authorizes Mitchell Hutchins (with the approval of the Fund's board) to select brokers and dealers to execute purchases and sales of the Fund's portfolio securities. It directs Mitchell Hutchins to use its best efforts to obtain the best available price and the most favorable execution with respect to all transactions for the Fund. To the extent that the execution and price offered by more than one dealer are comparable, Mitchell Hutchins may, in its discretion, effect transactions in portfolio securities with dealers who provide the Fund with research, analysis, advice and similar services. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Research services furnished by the dealers through which or with which the Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins in connection with other funds or accounts that Mitchell Hutchins advises may be used in advising the Fund. During its past three fiscal years, the Fund has not paid any brokerage commissions; therefore, it has not allocated any brokerage transactions for research, analysis, advice and similar services.

     Mitchell Hutchins may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins' receiving multiple quotes from dealers before executing the transactions on an agency basis.

     Investment decisions for the Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.


     HOLDINGS OF REGULAR BROKER-DEALERS. As of March 31, 1998, the Fund held the following securities issued by entities which are regular broker-dealers for the Fund:



                ISSUER                             TYPE OF SECURITY                 VALUE
--------------------------------------  --------------------------------------   ------------
Bear Stearns Companies, Inc.            Short-Term Corporate Obligations         $200,300,000
Goldman Sachs Group L.P.                Commercial Paper                         $180,226,549
Merrill Lynch & Company Inc.            Commercial Paper                         $153,750,579
Merrill Lynch & Company Inc.            Short-Term Corporate Obligations         $ 50,000,000
Morgan Stanley Group Inc.               Short-Term Corporate Obligations         $ 70,000,000


                  ADDITIONAL INFORMATION REGARDING REDEMPTIONS

     The Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ('NYSE') is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the market value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time, although the Fund attempts to maintain a constant net asset value of $1.00 per share.

     Under normal circumstances, the Fund will redeem shares when so requested by a shareholder's broker-dealer other than PaineWebber by telegram or telephone to PaineWebber. Such a redemption order will be executed at the net asset value next determined after the order is received by PaineWebber. Redemptions of Fund shares effected through a broker-dealer other than PaineWebber may be subject to a service charge by that broker-dealer.

                              VALUATION OF SHARES

     The Fund uses its best efforts to maintain its net asset value at $1.00 per share. The Fund's net asset value per share is determined by State Street Bank and Trust Company ('State Street') as of 2:00 p.m., Eastern time, on each Business Day. As defined in the Prospectus, 'Business Day' means any day on which State Street's Boston offices, and the New York City offices of PaineWebber and PaineWebber's bank, The Bank of New

York, are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

     The Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ('Rule') under the 1940 Act. To use amortized cost to value its portfolio securities, the Fund must adhere to certain conditions under the Rule relating to the Fund's investments, some of which are discussed in the Prospectus and this Statement of Additional Information. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity of the instrument is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

     The Fund's board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1%, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and except as otherwise indicated herein will not purchase any instrument with a remaining maturity greater than 13 months, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that Mitchell Hutchins determines (pursuant to delegated authority from the board) present minimal credit risks and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value, the board will take appropriate action.

     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used.

                                     TAXES


     To continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any) and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or securities of other RICs) of any one issuer. If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on its taxable income for that year (even if that income was distributed to its shareholders) and all distributions out of its earnings and profits would be taxable to its shareholders as dividends (that is, ordinary income).



     Dividends paid to a shareholder who, as to the United States, is a nonresident alien, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ('foreign shareholder') generally will be subject to a U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply, however, to a dividend paid by the Fund to a foreign shareholder that is 'effectively connected with the conduct of a U.S. trade or business,' in which case the reporting and withholding requirements applicable to domestic shareholders will apply. A distribution of net capital gain by a Fund to a foreign shareholder generally will be subject to U.S. federal income tax (at the rates applicable to domestic persons) only if the distribution is 'effectively connected' or the foreign shareholder is treated as a resident alien individual for federal income tax purposes.


                              CALCULATION OF YIELD

     The Fund computes its yield and effective yield quotations using standardized methods required by the SEC. The Fund from time to time advertises
(1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent; and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7) and subtracting 1 from the result, according to the following formula:

             EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] - 1


     The Fund may also advertise other performance data, which may consist of the annual or cumulative return (including net short-term capital gain, if any) earned on a hypothetical investment in the fund since it began operations or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).


     Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of the Fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.


     The Fund's yield and effective yield for the seven-day period ended March 31, 1998 were 5.10% and 5.22%, respectively.


     OTHER INFORMATION. The Fund's performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to predict or indicate future results. The return on an investment in the Fund will fluctuate. In Performance Advertisements, the Fund may compare its yield with data published by Lipper Analytical Services, Inc. for money funds ('Lipper'), CDA Investment Technologies, Inc. ('CDA'), IBC/Donoghue's Money Market Fund Report ('Donoghue'),

Wiesenberger Investment Companies Service ('Wiesenberger'), Investment Company Data Inc. ('ICD') or Morningstar Mutual Funds ('Morningstar'), or with the performance of recognized stock and other indexes, including the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Morgan Stanley Capital World Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Government-Corporate Bond Index, the Salomon Brothers Non-U.S. World Government Bond Index and the Consumer Price Index as published by the U.S. Department of Commerce. The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Donoghue, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS.

     The Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. 'Compounding' refers to the fact that, if dividends on a Fund investment are reinvested by being paid in additional Fund shares, any future income of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends had been paid in cash.

     The Fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index and the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquotes(Registered) Money Markets. In comparing the Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Fund shares are not insured or guaranteed by the U.S. government, and returns will fluctuate. While the Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

                               OTHER INFORMATION

     COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Fund. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

     AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as the Fund's independent auditors.

                              FINANCIAL STATEMENTS


     The Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1998 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus and this Statement of Additional Information do not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                            ------------------------

                               TABLE OF CONTENTS

                                                   Page
                                                   ----
Investment Policies and Restrictions............     1
Directors and Officers; Principal Holders of
  Securities....................................     6
Investment Advisory Services....................    12
Portfolio Transactions..........................    15
Additional Information Regarding Redemptions....    16
Valuation of Shares.............................    16
Taxes...........................................    17
Calculation of Yield............................    18
Other Information...............................    19
Financial Statements............................    19


(Copyright) 1998 PaineWebber Incorporated


PaineWebber
Cashfund, Inc.
                     -----------------------------------------------------------
                                             Statement of Additional Information

                                                                  August 1, 1998
                     -----------------------------------------------------------

                           PART C. OTHER INFORMATION

         Item 23. Exhibits

                  (1) Restated Articles of Incorporation 1/


                  (2) Restated By-Laws (filed herewith)


                  (3) Instruments defining the rights of holders of Registrant's common stock 2/


                  (4) (a) Investment Advisory and Administration and
                          Distribution Contract between Registrant and
                          PaineWebber (filed herewith)
                      (b) Sub-Advisory Contract between PaineWebber and Mitchell
                          Hutchins (filed herewith)
                      (c) Sub-Administration Contract between PaineWebber and
                          Mitchell Hutchins (filed herewith)

                  (5)      Underwriting Contract - See Exhibit 4(a)


                  (6)      Bonus, profit sharing or pension plans - none


                  (7)      Custodian Contract (filed herewith)

                  (8)      Transfer Agency Agreement (filed herewith)

                  (9)      Opinion and consent of counsel (filed herewith)


                  (10)     Auditors' Consent (filed herewith)

                  (11)     Financial statements omitted from Part B - none


                  (12)     Letter of investment intent (filed herewith)


                  (13)     Plan pursuant to Rule 12b-1 - none

                  (14)     and

                  (27)     Financial Data Schedule (filed herewith)

                  (15)     Plan pursuant to Rule 18f-3 - None

         --------------

         1/ Incorporated by reference from Post-Effective Amendment No. 35 to the Registration Statement, SEC File No. 2-60655, filed July 31, 1996.


         2/ Incorporated by reference from Articles Sixth, Eighth, Ninth and Twelfth of the Registrant's Restated Articles of Incorporation and Articles II, III, VIII, X, and XI of the Registrant's Restated By-Laws.

         Item 24. Persons Controlled by or under Common Control with Registrant


                  None.


         Item 25. Indemnification

                  Article Eleventh of the Articles of Incorporation provides that the directors and officers of the Registrant shall not be liable to the Registrant or to any of its stockholders for money damages to the maximum extent permitted by applicable law. Article Eleventh also provides that any repeal or modification of Article Eleventh or adoption, or modification of any other provision of the Articles or By-Laws inconsistent with Article Eleventh shall be prospective only, to the extent that any such repeal or modification would, if applied retroactively, adversely affect any limitation on the liability of any director or officer of the Registrant or indemnification available to any person covered by these provisions with respect to any act or omission which occurred prior to such repeal, modification or adoption.

                  Section 10.01 of Article 10 of the By-Laws provides that the Registrant shall indemnify its present and past directors, officers, employees and agents, and any persons who are serving or have served at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or enterprise, to the fullest extent permitted by law.

                  Section 10.02 of Article 10 of the By-Laws further provides that the Registrant may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer or employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Registrant would have the power to indemnify him against such liability.

                  Section 9 of the Investment Advisory, Administration and Distribution Contract between Registrant and PaineWebber Incorporated ("PaineWebber") provides that PaineWebber shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Contract.

                  Section 7 of the Sub-Advisory Contract between PaineWebber and Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") provides that Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by PaineWebber or by the Registrant or its shareholders in connection with the performance of the Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under the Contract.


                  Section 8 of the Sub-Administration Contract between PaineWebber and Mitchell Hutchins contains provisions similar to
         Section 9 of the Investment Advisory, Administration and Distribution Contract between the Registrant and PaineWebber.


                  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling persons of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         Item 26. Business and Other Connections of Investment Adviser

                  PaineWebber, a Delaware corporation, is a registered investment adviser and is wholly owned by Paine Webber Group Inc. PaineWebber is primarily engaged in the financial services business. Information as to the officers and directors of PaineWebber is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-7163) and is incorporated herein by reference.

                  Mitchell Hutchins, a Delaware corporation, is a registered investment adviser and is a wholly owned subsidiary of PaineWebber. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to the officers and directors of Mitchell Hutchins is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219) and is incorporated herein by reference.


         Item 27. Principal Underwriters

                  (a) PaineWebber serves as principal underwriter and/or investment adviser for the following other investment companies:

                  LIQUID INSTITUTIONAL RESERVES
                  PAINEWEBBER RMA MONEY FUND, INC.
                  PAINEWEBBER RMA TAX-FREE FUND, INC.
                  PAINEWEBBER MUNICIPAL MONEY MARKET SERIES
                  PAINEWEBBER MANAGED MUNICIPAL TRUST

                  (b) PaineWebber is the principal underwriter of the Fund. The directors and officers of PaineWebber, their principal business addresses and their positions and offices with PaineWebber are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-7163) and such information is hereby incorporated herein by reference. The information set forth below is furnished for those directors and officers of PaineWebber who also serve as directors or officers of the Fund. Unless otherwise indicated, the principal business address of each person named is 1285 Avenue of the Americas, New York, NY 10019.

                                                                 Position and Offices With
           Name                   Position With Registrant       Underwriter or Exclusive Dealer
           ----                   ------------------------       -------------------------------
           Margo N. Alexander     Director and President         Director, President and Chief Executive
                                                                 Officer of Mitchell Hutchins and
                                                                 Executive Vice President of PaineWebber

           Mary C. Farrell        Director                       Managing Director, Senior Investment
                                                                 Strategist and Member of Investment
                                                                 Policy Committee of PaineWebber

                  (c) None.

         Item 28. Location of Accounts and Records

                  The books and other documents required by paragraphs (b)(4),
         (c) and (d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Registrant's Portfolio Manager, Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, New York 10019. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.

         Item 29. Management Services

                  Not applicable.


         Item 30. Undertakings

                  None.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 24th day of July, 1998.

                          PAINEWEBBER CASHFUND, INC.

                                            By:   /s/ Dianne E. O'Donnell
                                                  ----------------------------
                                                  Dianne E. O'Donnell
                                                  Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:


 Signature                            Title                                      Date
 ---------                            -----                                      ----
 /s/ Margo N. Alexander               President and Director                     July 24, 1998
 --------------------------           (Chief Executive Officer)
 Margo N. Alexander*

 /s/ E. Garrett Bewkes, Jr.           Director and Chairman                      July 24, 1998
 --------------------------           of the Board of Directors
 E. Garrett Bewkes, Jr.*

 /s/ Richard Q. Armstrong             Director                                   July 24, 1998
 --------------------------
 Richard Q. Armstrong*

 /s/ Richard R. Burt                  Director                                   July 24, 1998
 --------------------------
 Richard R. Burt*

 /s/ Mary C. Farrell                  Director                                   July 24, 1998
 --------------------------
 Mary C. Farrell*

 /s/ Meyer Feldberg                   Director                                   July 24, 1998
 --------------------------
 Meyer Feldberg*

 /s/ George W. Gowen                  Director                                   July 24, 1998
 --------------------------
 George W. Gowen*

 /s/ Frederic V. Malek                Director                                   July 24, 1998
 --------------------------
 Frederic V. Malek*

 /s/ Carl W. Schafer                  Director                                   July 24, 1998
 --------------------------
 Carl W. Schafer*

 /s/ Paul H. Schubert                 Vice President and Treasurer (Chief        July 24, 1998
 --------------------------           Financial and Accounting Officer)
 Paul H. Schubert


         Signature affixed by Elinor W. Gammon pursuant to powers of attorney dated May 21, 1996 and incorporated by reference from Post-Effective Amendment No. 25 to the registration statement of PaineWebber RMA Tax-Free Fund, Inc., SEC File 2-78310, filed June 27, 1996.

                           PAINEWEBBER CASHFUND, INC.

                                 EXHIBIT INDEX
         Exhibit
         Number

                  (1)  Restated Articles of Incorporation 1/


                  (2)  Restated By-Laws (filed herewith)


                  (3) Instruments defining the rights of holders of Registrant's common stock 2/


                  (4) (a) Investment Advisory and Administration and
                          Distribution Contract between Registrant and
                          PaineWebber (filed herewith)

                      (b) Sub-Advisory Contract between PaineWebber and Mitchell
                          Hutchins (filed herewith)

                      (c) Sub-Administration Contract between PaineWebber and
                          Mitchell Hutchins (filed herewith)

                  (5)  Underwriting Contract - See Exhibit 4(a)


                  (6)  Bonus, profit sharing or pension plans - none


                  (7)  Custodian Contract (filed herewith)

                  (8)  Transfer Agency Agreement (filed herewith)

                  (9)  Opinion and consent of counsel (filed herewith)


                  (10) Auditors' Consent (filed herewith)

                  (11) Financial statements omitted from Part B - none


                  (12) Letter of investment intent (filed herewith)


                  (13) Plan pursuant to Rule 12b-1 - none

                  (14) and

                  (27) Financial Data Schedule (filed herewith)

                  (15) Plan pursuant to Rule 18f-3 - None

         --------------

         1/ Incorporated by reference from Post-Effective Amendment No. 35 to the Registration Statement, SEC File No. 2-60655, filed July 31, 1996.


         2/ Incorporated by reference from Articles Sixth, Eighth, Ninth and Twelfth of the Registrant's Restated Articles of Incorporation and Articles II, III, VIII, X, and XI of the Registrant's Restated By-Laws.